                      BAY VIEW SECURITIZATION CORPORATION
                    FOR REMITTANCE DATE:  MARCH 31, 1998


A.  PRINCIPAL BALANCE RECONCILIATION
                                                                                                                   NUMBER OF
                                                                   A-1             A-2             TOTAL           ACCOUNTS

(A)  Original Principal Balance                              200,979,000.00   52,245,989.00   253,224,989.00               21106
                                                           ---------------------------------------------------------------------
(B)  Beginning Period Principal Balance                       79,700,277.49   52,245,989.00   131,946,266.49               13235
                                                           ---------------------------------------------------------------------
(C)  Collections (Regular Payments)                            3,677,692.57            0.00     3,677,692.57                 N/A
                                                           ---------------------------------------------------------------------
(D)  Collections (Principal Payoffs)                           3,098,527.58            0.00     3,098,527.58                 504
                                                           ---------------------------------------------------------------------
(E)  Collections (Principal Recoveries)                                0.00            0.00             0.00
                                                           ---------------------------------------------------------------------
(F)  Withdrawal from Payahead (Principal)                         75,709.62            0.00        75,709.62                 N/A
                                                           ---------------------------------------------------------------------
(G)  Principal Reductions (Other)                                      0.00            0.00             0.00                   0
                                                           ---------------------------------------------------------------------
(H)  Gross Charge Offs                                           436,800.98            0.00       436,800.98                  82
                                                           ---------------------------------------------------------------------
(I)  Repurchases                                                  27,405.28            0.00        27,405.28                  21
                                                           ---------------------------------------------------------------------
(J)  Ending Balance                                           72,384,141.46   52,245,989.00   124,630,130.46               12628
                                                           ---------------------------------------------------------------------

    Notional Principal Balance:
(K)  Beginning                                                                                 60,779,142.13
                                                                                           -----------------
(L)  Ending                                                                                    54,362,424.89
                                                                                           -----------------

(M)  Certificate Factor                                          36.0157735%    100.0000000%      49.2171531%
                                                           -------------------------------------------------


B.  CASH FLOW RECONCILIATION
                                                                                                  TOTAL
(A)  Cash Wired                                                                                 8,381,032.96
                                                                                           -----------------
(B)  Interest Wired/Earned                                                                         30,036.87
                                                                                           -----------------
(C)  Withdrawal from Payahead Account                                                              75,709.62
                                                                                           -----------------
(D)  Advances                                                                                           0.00
                                                                                           -----------------
(E)  Repurchases                                                                                   27,405.28
                                                                                           -----------------
(F)  Gross Charge-Off Recoveries                                                                   28,446.32
                                                                                           -----------------
(G)  Gross Charge-Off Advances                                                                     28,290.51
                                                                                           -----------------
(H)  Spread Account Withdrawal                                                                          0.00
                                                                                           -----------------
(I)  "A" Surety Bond Draw for "I" Interest                                                              0.00
                                                                                           -----------------
(J)  "A" Surety Bond Draw for  "A-1" Principal or Interest                                              0.00
                                                                                           -----------------
(K)  "A" Surety Bond Draw for "A-2" Principal or Interest                                               0.00
                                                                                           -----------------

             TOTAL COLLECTIONS                                                                  8,570,921.56
                                                                                           -----------------


C.  TRUSTEE DISTRIBUTION
                                                                                                  TOTAL
(A)  Total Cash Flow                                                                            8,570,921.56
                                                                                           -----------------
(B)  Unrecovered Interest Advances                                                                 27,975.19
                                                                                           -----------------
(C)  Servicing Fee (Due and Unpaid)                                                               109,955.22
                                                                                           -----------------
(D)  Interest to "A-1" Certificate Holders, including Overdue                                     417,762.29
                                                                                           -----------------
(E)  Interest to "A-2" Certificate Holders, including Overdue                                     286,917.56
                                                                                           -----------------
(F)  Interest to "I" Certificate Holders, including Overdue                                       159,545.25
                                                                                           -----------------

(G)  Principal to "A-1" Certificate Holders, including Overdue                                  7,316,136.03
(H)  Principal to "A-2" Certificate Holders, including Overdue                                          0.00
                                                                                           -----------------
(I)  Reinsurance Fee                                                                                    0.00
                                                                                           -----------------
(J)  Surety Bond Fee                                                                               19,116.53
                                                                                           -----------------
(K)        First Loss Protection                                                   2,623.22
                                                                           ----------------
(L)        Surety Bond Premium                                                    16,493.28
                                                                           ----------------
(M)  Interest Advance Recovery Payments                                                            79,291.58
                                                                                           -----------------
(N)  Unreimbursed Draws on Class "A" Surety Bond for Class "A-1" Interest                               0.00
                                                                                           -----------------
(O)  Unreimbursed Draws on Class "A" Surety Bond for Class "A-2" Interest                               0.00
                                                                                           -----------------
(P)  Unreimbursed Draws on Class "A" Surety Bond for Class "I" Interest                                 0.00
                                                                                           -----------------
(Q)  Deposit to Payahead                                                                           -3,833.06
                                                                                           -----------------

                      BAY VIEW SECURITIZATION CORPORATION
                    FOR REMITTANCE DATE:  MARCH 31, 1998

    (R)  Bank Account Interest to Servicer                                                                     30,036.87
                                                                                                        ----------------
    (S)  Excess Yield                                                                                         128,018.13
                                                                                                        ----------------

             BALANCE                                                                                                0.00
                                                                                                        ----------------

D.  SPREAD ACCOUNT AND SURETY RECONCILIATION
                                                                                       SPREAD ACCOUNT      SURETY BOND
(A)  Beginning Balance                                                                      3,374,053.20  129,813,400.83
                                                                                 ---------------------------------------
(B)  Additions to Spread Amount                                                               128,018.13             N/A
                                                                                 ---------------------------------------
(C)  Interest Earned                                                                           14,371.04
                                                                                 ---------------------------------------
(D)  Draws                                                                                          0.00            0.00
                                                                                 ---------------------------------------
(E)  Reimbursement for Prior Draws                                                                   N/A            0.00
                                                                                 ---------------------------------------
(F)  Distribution of Funds to Servicer                                                              0.00            0.00
                                                                                 ---------------------------------------
(G)  Ending Balance                                                                         3,516,442.37  122,209,427.11
                                                                                 ---------------------------------------

(H)  Required Balance                                                                       4,673,629.89  122,209,427.11
                                                                                 ---------------------------------------
(I)  Distribution to "IC" Class                                                                     0.00
                                                                                 -----------------------


E.  CURRENT RECEIVABLES DELINQUENCY
#PAYMENT DELINQUENCY                                                NUMBER                BALANCE
-----------------------------------------------------------
(A)  31-60                                                                     40             249,770.01
                                                           ---------------------------------------------
(B)  61-90                                                                     29             212,610,87
                                                           ---------------------------------------------
(C)  91+                                                                        0                   0.00
                                                           ---------------------------------------------
(D)  Total                                                                     69             462,380.88
                                                           ---------------------------------------------


F.  EXCESS YIELD
                                                             EXCESS YIELD BALANCE           POOL           EXCESS YIELD
MONTH                                                                                     BALANCE         (ANNUALIZED %)
-----------------------------------------------------------
(A)  Current                                                           128,018.13         124,630,130.46          1.2326%
                                                           -------------------------------------------------------------
(B)  1st Previous                                                      195,671.17         131,946,266.49          1.7796%
                                                           -------------------------------------------------------------
(C)  2nd Previous                                                      235,613.31         138,584,290.24          2.0402%
                                                           -------------------------------------------------------------
(D)  3rd Previous                                                      184,914.80         145,113,932.12          1.5291%
                                                           -------------------------------------------------------------
(E)  4th Previous                                                      236,132.00         151,956,095.91          1.8647%
                                                           -------------------------------------------------------------
(F)  5th Previous                                                     (182,279.53)        158,864,356.65         -1.3769%
                                                           -------------------------------------------------------------
(G)  Six-Month Rolling Excess Yield (>=1.75%)                          133,011.65         141,849,178.65          1.1252%
                                                           -------------------------------------------------------------


G.  DELINQUENCY RATE (31+)
                                                                    MONTH                   POOL
-----------------------------------------------------------        BALANCE                BALANCE               %
MONTH
-----------------------------------------------------------
(A)  Current                                                           462,380.88         124,630,130.46          0.3710%
                                                           -------------------------------------------------------------
(B)  1st Previous                                                      800,412.05         131,946,266.49          0.6066%
                                                           -------------------------------------------------------------
(C)  2nd Previous                                                      771,406.96         138,584,290.24          0.5566%
                                                           -------------------------------------------------------------
(D)  Three-Month Rolling Average (2%)                                  678,066.63         131,720,229.06          0.5148%
                                                           -------------------------------------------------------------


H.  NET LOSS RATE
                                                                                    LIQUIDATION  AVERAGE            DEFAULTED
MONTH                                                              BALANCE          PROCEEDS     BALANCE          (ANNUALIZED)
-----------------------------------------------------------
(A)  Current                                                           702,583.07  259,668.43  128,288,198.48       4.1430%
                                                           ------------------------------------------------------------------------
(B)  1st Previous                                                      353,490.61   64,959.46  135,265,278.37       2.5597%
                                                           ------------------------------------------------------------------------
(C)  2nd Previous                                                      285,843.84   77,686.89  141,849,111.18       1.7609%
                                                           ------------------------------------------------------------------------
(D)  Three-Month Rolling Average Net Default Rate 3%                   447,305.84  134,104.93  135,134,196.01       2.7812%
                                                           ------------------------------------------------------------------------



                                   Bay View Securitization Corporation
                                 For Remittance Date:  March 31, 1998

I.  CHARGE-OFF / RECOVERIES
                                                                    NUMBER                 BALANCE
(A)  Collection Period Charge-Off Receivables                                   82              440,235.16
                                                           -----------------------------------------------
(B)  Gross Charge-Offs Cumulative Receivables                                  574            4,093,977.24
                                                           -----------------------------------------------
(C)  Collection Period Recoveries on Charge-Offs                                NA               31,880.50
                                                           -----------------------------------------------
(D)  Recoveries on Charge-Offs To-Date                                          NA              280,419.15
                                                           -----------------------------------------------



J. REPOSSESSIONS

(A)  Collection Period Repossessions                                            17              217,742.30
                                                           -----------------------------------------------
(B)  Aggregate Repossessions                                                   404            4,753,112.35
                                                           -----------------------------------------------
(C)  Unliquidated Repossessions                                                 19              245,387.07
                                                           -----------------------------------------------


K.  FORCED PLACE INSURANCE

(A)  FPI Charge-Offs                                                             0                    0.00
                                                           -----------------------------------------------
(B)  FPI Canceled/Waived/Removed/ Reversed                                      89              310,488.23
                                                           -----------------------------------------------


L.  PAYAHEAD RECONCILIATION

(A)  Beginning Balance                                                  555,057.47
                                                           -----------------------
(B)  Deposit                                                                  0.00
                                                           -----------------------
(C)  Withdrawal                                                          79,542.68
                                                           -----------------------
(D)  Ending Balance                                                     479,347.85
                                                           -----------------------




Approved By:           /s/ Michael A. Benavides
                       ------------------------
                       Michael A. Benavides
                       Vice President, Controller
                       Bay View Credit